UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 28, 2020

AquaBounty Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36426	04-3156167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Mill & Main Place, Suite 395, Maynard, Massachusetts	01754
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	978-648-6000

(Former name or former address, if changed since last report.)

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.001 per share	AQB	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e)    As previously disclosed in the Proxy Statement on Schedule 14A of AquaBounty Technologies, Inc. (the “Company”) filed with the SEC on March 19, 2020 (the “Proxy Statement”), on March 3, 2020, the Board of Directors of the Company unanimously approved an amendment to the Company’s 2016 Equity Incentive Plan, as previously amended (the “2016 Plan”), to increase the number of shares of common stock authorized for issuance under the 2016 Plan from 900,000 shares to 1,900,000 shares (the “Plan Amendment”). No other changes were made by the Plan Amendment, and the Plan Amendment does not modify the number of shares held by, or the rights of, existing stockholders or participants in the 2016 Plan. A more detailed description of the material terms of the 2016 Plan, as amended by the Plan Amendment, was included in the Proxy Statement. On April 28, 2020, the stockholders of the Company approved the 2016 Plan, as amended by the Plan Amendment. The foregoing and the disclosure in the Proxy Statement are not complete summaries of the terms of the 2016 Plan and the Plan Amendment and are qualified by reference to the text of the 2016 Plan; Amendment No. 1 to the 2016 Plan, which was approved by the stockholders of the Company on April 30, 2019; and the Plan Amendment, which are included as Exhibits 10.1, 10.2, and 10.3 hereto and incorporated by reference herein.
Item 5.07  Submission of Matters to a Vote of Security Holders.
On April 28, 2020, the Company held its annual meeting of stockholders. At this meeting, the Company’s stockholders (i) elected each of the persons listed below as a director for a one-year term; (ii) ratified the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; and (iii) approved the 2016 Plan, as amended by the Plan Amendment.
Proposal 1  Election of Directors

	For	Withheld	Broker Non-Votes
Richard J. Clothier	19,728,591	544,573	4,711,180
Alana D. Czypinski	20,163,707	109,457	4,711,180
Theodore J. Fisher	20,178,134	95,030	4,711,180
Richard L. Huber	19,739,044	534,120	4,711,180
Christine St.Clare	20,188,187	84,977	4,711,180
Rick Sterling	20,180,938	92,226	4,711,180
James C. Turk, Jr.	20,184,561	88,603	4,711,180
Sylvia Wulf	20,188,735	84,429	4,711,180
Proposal 2  Ratification of the Appointment of Wolf & Company, P.C. as Our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

For	Against	Abstain	Broker Non-Votes
24,857,443	99,890	27,011	—
Proposal 3  Approval of Our 2016 Equity Incentive Plan, as Further Amended, to Increase the Number of Authorized Shares of Our Common Stock, $0.001 Par Value Per Share, Issuable under the 2016 Equity Incentive Plan from 900,000 to 1,900,000

For	Against	Abstain	Broker Non-Votes
17,994,211	2,245,550	33,403	4,711,180

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1*†	AquaBounty Technologies, Inc. 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.6 to the Registrant’s Registration Statement on Form 10, filed on November 7, 2016).
10.2*†	Amendment No. 1 to the AquaBounty Technologies, Inc. 2016 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K, filed on May 2, 2019).
10.3†	Amendment No. 2 to the AquaBounty Technologies, Inc. 2016 Equity Incentive Plan.
* Incorporated herein by reference as indicated.
† Management contract or compensatory plan or arrangement.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AquaBounty Technologies, Inc.
(Registrant)
April 29, 2020	/s/ David A. Frank
David A. Frank
Chief Financial Officer